TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectuses,

Summary Prospectuses and Statement of Additional Information

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Transamerica Large Cap Value

Effective immediately, all references to Levin Capital Strategies, L.P. in the Prospectuses, Summary Prospectuses and Statement of Additional Information are replaced with Levin Easterly Partners LLC.

Effective immediately, the following replaces the corresponding information in the Prospectuses and Summary Prospectuses for Transamerica Large Cap Value under the section entitled “Management”:

Management:

Investment Manager: Transamerica Asset Management, Inc.
Sub-Adviser: Levin Easterly Partners LLC

Portfolio Managers:
Jack Murphy	Portfolio Manager	since 2012
Christopher Susanin	Co-Portfolio Manager	since 2019

Effective immediately, the following replaces the information relating to Levin Capital Strategies, L.P. in the Prospectuses for Transamerica Large Cap Value in the sub-section entitled “Further Information About Each Sub-Adviser” under the section entitled “Shareholder Information – Sub-Adviser(s)”:

Levin Easterly Partners LLC has been a registered investment adviser since 2019. As of March 31, 2019, Levin Easterly Partners LLC has approximately $5.5 billion in total assets under management.

Effective immediately, the following replaces the information in the Prospectuses relating to Transamerica Large Cap Value under the section entitled “Shareholder Information – Portfolio Manager(s)”:

Transamerica Large Cap Value

Name	Sub-Adviser	Positions Over Past Five Years

Jack Murphy	Levin Easterly Partners LLC	Portfolio Manager of the fund since 2012; Portfolio Manager, Senior Securities Analyst and Chief Investment Officer at Levin Easterly Partners LLC since 2019; Portfolio Manager and Senior Securities Analyst at Levin Capital Strategies, L.P. from 2006 to 2019

Christopher Susanin	Levin Easterly Partners LLC	Co-Portfolio Manager of the fund since 2019; Senior Securities Analyst at Levin Easterly Partners LLC since 2019; Senior Securities Analyst at Levin Capital Strategies, L.P. from 2017 to 2019; Portfolio Manager, CR Intrinsic Investors/Point72 Asset Management from 2011 to 2016; Portfolio Manager, FrontPoint Partners from 2006 to 2011; Portfolio Manager/Security Analyst, John A. Levin & Co. from 2001 to 2006

Effective immediately, the following replaces the corresponding information in the Statement of Additional Information under the section in Appendix B entitled “Portfolio Managers – Levin Capital Strategies, L.P. (“LCS”)”:

Levin Easterly Partners LLC (“LEP”)

Transamerica Large Cap Value

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Jack Murphy*	3	$2.23 billion	7	$892.0 million	57	$2.88 billion
Christopher Susanin*	0	$0	0	$0	0	$0

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Jack Murphy*	0	$0	0	$0	0	$0
Christopher Susanin*	0	$0	0	$0	0	$0

*	as of February 28, 2019

Conflict of Interest

LEP has established policies and procedures to monitor and resolve conflicts with respect to investment opportunities in a manner it deems fair and equitable.

•	The fund and other accounts are similarly managed;

•	LEP follows detailed written allocation procedures designed to allocate securities purchases and sales between the fund and the other investment advisory accounts in a fair and equitable manner;

•	LEP generally does not execute cross trades and LEP has adopted policies and procedures limiting the ability of any portfolio manager to cross trade securities between the fund and other accounts and;

•	All allocations are subject to daily review by LEP’s Chief Compliance Officer.

Compensation

LEP has a compensation policy designed to attract, motivate and retain talented personnel in a competitive market and to align the interests of its investment professionals with those of its clients and overall firm results. Our compensation package consists of both a base salary and a bonus. Bonuses are entirely at the discretion of LEP management and are based on various factors including: the individual employee performance, profitability of LEP and overall contribution of the individual employee. There is no particular weighting or formula for considering the factors. Full discretion remains in the hands of management to avoid any potential creation of unintended incentives including risk.

Employees are typically evaluated at mid-year and calendar year end. Employee bonuses are usually paid on a calendar year end basis. Moreover, the portfolio managers are provided with a benefits package, including health insurance, and participation in a company 401(K) plan, comparable to that received by other LEP employees.

Ownership of Securities

As of February 28, 2019, the portfolio manager(s) did not beneficially own any shares of the fund(s).

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Investors Should Retain this Supplement for Future Reference

April 1, 2019